NOTICE OF EXERCISE

Dated: 7-9-07

To:	FRED TANNOUS

I hereby exercise that certain Option Agreement dated January 17, 2005, as amended as of the date hereof (the “Option”) and elect to purchase 3 million shares of Common Stock of uKarma Corporation (the “Company”) from you pursuant to the terms of the Option. The undersigned tenders herewith payment of the exercise price of One Hundred Dollars ($100.00) in the aggregate for all of the such shares pursuant to the terms of the Option.

The undersigned hereby represents and warrants to, and agrees with you as follows:

    1.  I am acquiring the shares for my own account, for investment purposes only.

      2.  I understand that an investment in the shares involves a high degree of risk, and I have the financial ability to bear the economic risk of this investment in the shares, including a complete loss of such investment. I have adequate means for providing for my current financial needs and have no need for liquidity with respect to this investment.

               3.  I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the shares and in protecting my own interests in connection with this transaction.

4.  I understand that the shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state securities laws. I am familiar with the provisions of the Securities Act and Rule 144 thereunder and understand that the restrictions on transfer on the shares may result in my being required to hold the snares for an indefinite period of time.

5.  I agree not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, “Transfer”) any of the shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration.

6.   I am an “accredited” investor as defined under Rule 501 of Regulation D under the Securities Act.

      7.   I understand that shares will bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY
APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE EXERCISED, SOLD,
PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE
REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR
UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.”

Name: ______________________________________________
Bill Glaser